LCI Industries Investor Presentation May 2022 1 LCI INDUSTRIES INVESTOR PRESENTATION February 2024

FORWARD-LOOKING STATEMENTS This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, retail and wholesale demand, integration of acquisitions, R&D investments, commodity prices, and industry trends, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of future pandemics, geopolitical tensions, armed conflicts, or natural disaster, on the Company's customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and in the Company’s subsequent filings with the Securities and Exchange Commission, including the Company's Quarterly Reports on the 10-Q. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures, such as EBITDA, net debt to EBITDA leverage, and free cash flow. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the Appendix to this presentation. This presentation also includes certain forward-looking non-GAAP financial measures, such as forward-looking targets for net debt to EBITDA leverage. The Company is unable to provide a reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures because the Company is unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts or when they may occur. Such unavailable information could be significant to future results. 2

LCI AT A GLANCE A leading supplier of highly engineered components primarily to the OEMs of RVs, buses, trailers, trucks, boats, trains, manufactured housing, and their related aftermarkets * See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. Key Metrics 2023 2022 Change Net Sales $3,785M $5,207M (27)% Diluted EPS $2.52 $15.48 (84)% EBITDA* $255M $682M (63)% Operating Margin 3.3% 10.6% (730) BPS Free Cash Flow* $465M $472M (1)% Content per Towable RV Unit (LTM) $5,058 $6,090 (17)% 3

LCI AT A GLANCE Over the last three decades, LCI has strategically diversified operations into the RV adjacent market, aftermarket and marine industry; leaning into outdoor lifestyle movement * See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. 4

LCI OVERVIEW Our industry-leading brands and core competencies 7 Core Competencies Metal Fabrication & Welding Lamination Glass Fabrication Cut & Sew Power & Motion Systems Electronics Plastics Forming Applicable Across a Number of Customer Segments Recreational Vehicle Marine Transit & School Bus Equestrian & Cargo Trailers Heavy & Light Trucking Housing & Building Products Other (e.g. Rail and Industrials) OEMs Aftermarket 5

LCI OVERVIEW 6 Multiple key differentiators advancing our leading position throughout our markets • Experienced leadership team with substantial industry knowledge • Centralized base in Indiana keeps leadership close with team members, supporting cohesive culture • 100,000+ retail customer interactions each month through best-in-class support team • Unmatched customer and market share retention over last 25 years • Industry-leading content growth due to demand for innovative offerings • Creating critical products with unique features sought out by customers • Successfully executed 75+ acquisitions to expand competitive footprint • Focused on growth in non-RV OEM markets Building the best teams with the best leaders Developing lasting customer relationships Building and delivering innovative products Diversifying and expanding our product segments

KEY STRATEGIC OPPORTUNITIES Our long-term growth is guided by execution against four strategic pillars: 7 INNOVATION AS A CULTURE QUALITY LEADERSHIP & CULTURE CUSTOMER EXPERIENCE

LEADERSHIP & CULTURE We strive to drive superior returns to all of our teams...our PEOPLE, our CUSTOMERS and our SHAREHOLDERS 8 Striving to Lead • A passion to win, coupled with a robust growth strategy, drives us to be a leader in every market we enter • Strong cultural underpinning has helped reduce turnover, improve safety and service, and drive better efficiency, each supporting our continued outperformance Fostering Leadership and Leveraging our Culture to Grow • Our workforce is our largest engine for growth, and we are focused on empowering our leadership and equipping the next generation of leaders within LCI to drive our business forward • Our Leadership Development Team is committed to cultivating stronger leaders and a healthier culture, serving as trainers, coaches, and trusted advisors throughout the LCI organization

INNOVATION AS A CULTURE

Constant innovation continues to drive long-term content expansion



DoubleCOOL Acrylic Cooling Solutions


LIPPERT

ABS (Anti-Lock Braking System)


CURT

CURT® Enhanced Pin Box Solutions



OneControl® Auto featuring True Course™



Independent Suspension


FURRION

Furrion® 18K Chill Cube Air Conditioner



Solera® 3000 Off-Grid Series Solar awning



Titan Leveling Systems™ Towable & Motorized



SureShade® Forward Facing Power Bimini



New Window Designs and Integrated Shades

Continued focus on innovation has resulted in a record number of product introductions in the last 10 years

9

Improving the Customer Experience for all • Employing listening strategies across various customer touch points including end consumer, dealer, and OEM to create meaningful and desired improvements to products, processes, and services • Supporting nearly two million interactions through our Customer Care Center maintaining a 4.7/5 satisfaction rating LEADER IN CUSTOMER EXPERIENCE Leveraging feedback to improve • 28,500+ members of online communities, Scouts and Captains • Closed loop feedback methods enhance innovation capabilities • Annual satisfaction studies completed to empower enterprise improvement roadmaps that provide improved experience for our B2B Customers 10 Providing support wherever, whenever • Care Center dedicated to providing 24/7 support on technical needs, parts ordering, and product information • Launched RV Owner School in 2022 to teach RVers practical, hands-on knowledge for use + maintenance across the country • Rich library of videos + documentation for every product, use, and installation gaining over 2.5 million visits in 2023

DEDICATION TO QUALITY Reputation for safe and reliable products enabling continued market share growth • Quality of our products leads to strong customer relationships, helping us win new business and increase our market share Focus on automation to maintain quality while supporting profitability • Continuing to invest in high return areas such as automation, driving product quality at scale and long-term margin expansion 11 Committed to delivering high-quality products, supported by ongoing focus on operational improvements Leveraging external industry knowledge to improve our teams, drive improvement • Adding experienced team members in key areas of quality, continuous improvement, and automation

ESG FOCUS AREAS Driving long-term value creation through progress on ESG initiatives. Commitment to Sustainability Data monitoring and clean energy investment • Disclosure of scope 1 and 2 greenhouse gas emissions and data on energy consumption, waste management and recycling; CSR reported with reference to GRI framework • 734,169 KWh of energy generated through solar in 2022; projected to grow to 4,380 MWh per year • Development supporting the use of clean energy, such as the EV towable RV chassis, Li-Series electric bike, portable solar panel and solar batteries Environmental, Health & Safety Addressing top priorities of our stakeholders • Management level ESG committee is closely pursuing increasing global sustainability compliance and regulatory requirements • Developed efforts to enhance supply chain transparency • Three locations certified with Environmental Management System (EMS) and 17 certified with Quality Management System (QMS); plans to expand both certifications through 2024 Social & Community Involvement Strive to create meaningful change and inspire a culture of giving • 868,000+ hours of community service within LCI communities since 2017, over 143,000 hours in 2023 • $1.1 million+ in donations to support community needs in 2023 • Held over 750 community engagement events Corporate Governance Robust oversight on major ESG topics • Commitment to best corporate governance practices such as Board independence, separation of CEO and Chair roles, and Board diversity ◦ 30 % Gender diverse Board • Updated governance charters to add human capital oversight and expand on cybersecurity oversight • Strong ESG Ratings: AA (MSCI) and 1 (ISS GQS) 12

OUR BUSINESS

North American RV OEM Net Sales 2019 2020 2021 2022 2023 $0M $800M $1,600M $2,400M $3,200M 14 Key Drivers & Trends RV OEM - NET SALES Key Drivers • North American RV OEM revenues down 47% year- over-year due to a 37% reduction in industry wholesale shipments driven by current dealer inventory levels, inflation, and elevated interest rates impacting retail consumers • Growth within the outdoor lifestyle fuels long term outlook • January 2024 RV production was up 57% year- over-year Organic Growth Expectations • Current 2024 forecast of 325 - 350k wholesale units • Gaining share through innovations including our ABS Brakes and Independent Suspension RV Wholesale/Retail/Inventory Change Retail Wholesale Inventory Linear (Inventory) Q12 0 Q22 0 Q32 0 Q42 0 Q12 1 Q22 1 Q32 1 Q42 1 Q12 2 Q22 2 Q32 2 Q42 2 Q12 3 Q22 3 Q32 3 Q42 3 0 50,000 100,000 150,000 200,000 250,000 (80,000) (60,000) (40,000) (20,000) — 20,000 40,000 60,000 80,000 Content per Wholesale Unit • Travel trailer and fifth-wheel RV content of $5,058 for FY 2023 • In Q4 2023 organic growth contributed approximately 5% year-over-year LTM content per unit

MARINE OEM - NET SALES

Key Drivers & Trends

Key Drivers

- Focused on continued innovation in the marine markets with products like our shallow anchor systems, thrusters, seating, and electric biminis
- Building out our Captain's customer support group, boasting 2,000+ group members

Content per Wholesale Unit

- Content per power boat of $1,244 for FY 2023
- Decline of 27% over the comparable prior year period driven by current dealer inventory levels, inflation, and elevated interest rates impacting retail consumers
- Expanding catalog with products like our shallow water anchor systems, glass systems, thrusters, new seating, and electric biminis


North American Marine OEM
18% CAGR
$500M
$400M
$300M
$200M
$100M
$0M
2019
2020
2021
2022
2023
Net Sales



LCI INDUSTRIES 15

AFTERMARKET SEGMENT

Key Drivers & Trends

Key Drivers

- Represents one of the strongest value drivers for LCI due to long runway for growth, counter-cyclicality, strong margin profile, and premium brands
- Innovation driving ongoing portfolio expansion through sophisticated products, catering to the new generation of RV enthusiasts
- Focus on customer experience leading towards innovative offerings through one-on-one engagement as we leverage customer feedback to drive improvements
- Sold 910K hitches in 2023, up from 860K in 2022 reflecting improved pricing and market share gains in the automotive aftermarket

Organic Growth Expectations

- Poised to benefit from the record number of RVs on road entering service and repair cycle
- The aftermarket business will continue to provide diversification growth opportunities as it approaches the $1 billion mark

2023 NA AM Net Sales



8%
6%
53%
33%
Towing & Truck Accessories
RV
Marine
Other



$1,000M
$800M
$600M
$400M
$200M
$0M
30% CAGR
2019
2020
2021
2022
2023
NA Aftermarket Net Sales



LCI INDUSTRIES 16

17 Background & Trends INTERNATIONAL BUSINESS & OTHER ADJACENCIES - NET SALES Background • International: ◦ Tailored products in RV, marine, cargo trailers, and high-speed trains • Adjacencies: ◦ Building Products: Components for the manufactured and modular housing markets ◦ Transportation Products: Components for automotive, heavy truck, school bus, and commercial vehicle industries NA OEM Adjacent Industries Net Sales* 2019 2020 2021 2022 2023 $0M $100M $200M $300M $400M $500M $600M $700M $800M 12% CAGR *Excludes North American OEM Marine net sales International Net Sales 2019 2020 2021 2022 2023 $0M $100M $200M $300M $400M $500M $600M $700M $800M 32% CAGR Key Drivers & Growth Expectations ◦ Inventories are replenishing as supply chain constraints ease, enabling European customers to meet pent-up demand ◦ Leveraging popular European products for introduction in North American markets, including pop top units and B-vans ◦ Residential windows, axle products, transit bus seating and bus chassis stretching continue to help gain share in adjacent markets

Free Cash Flow* ($M) $37 $211 $174 -$210 $472 $465 2018 2019 2020 2021 2022 2023 $(250)M $0M $250M $500M EBITDA* ($M) $266 $276 $321 $511 $682 $255 2018 2019 2020 2021 2022 2023 $0M $200M $400M $600M $800M Diversification and content expansion enabling market share gains and strong cash generation FINANCIAL OVERVIEW Net Sales ($M) $2,476 $2,371 $2,796 $4,473 $5,207 $3,785 2018 2019 2020 2021 2022 2023 $0M $2,000M $4,000M $6,000M * See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. Diluted EPS $5.83 $5.84 $6.27 $11.32 $15.48 $2.52 2018 2019 2020 2021 2022 2023 $0 $4 $8 $12 $16 $20 18

Operating Margin 10.6% 3.3% 2022 2023 (in th ou sa nd s) Consolidated Net Income $394,974 $64,195 2022 2023 (in th ou sa nd s) EBITDA* $682,240 $255,196 2022 2023 FY 2023 FINANCIAL PERFORMANCE * Additional information regarding EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. (in th ou sa nd s) Consolidated Net Sales $5,207,143 $3,784,808 2022 2023 19

EXPANDING ADDRESSABLE MARKETS

Unlocking value through diversification:

	2023 Net Sales(1)	Additional Market Opportunity(1)	LCI Current Market Share
RV OEM	**$1,471**	**$1,500**	**~59%**
Marine OEM	**$352**	**$475**	**~47%**
Aftermarket	**$814**	**$5,450**	**~13%**
International and Adjacent	**$1,148**	**$3,800**	**~22%**


$11 billion in combined growth opportunity through various markets as we expand our footprint and diversify offerings

(1) Amounts in millions. "Market Opportunity" amounts represent Management's estimate of the size of the addressable market based on current products and pricing as of Q223, excluding the Company's current net sales to those markets. RV OEM market opportunity is based on estimated annual wholesale production of 400,000 units. "LCI Current Market Share" percentages are based on Management's estimates as of June 30, 2023.

LCI INDUSTRIES 20

GROWTH STRATEGY Prioritizing ample liquidity and investments back into the company Balanced Capital Allocation Strategy • Reduce leverage • Investment in the business, with focus on automation projects • Execute strategic acquisitions and divestitures • Return capital to shareholders Continue Execution of our Diversification Strategy • Expanding market share in our Non-RV OEM channel to increase stability • Continue to expand offerings in our various markets through innovations and acquisitions Leveraging Strengths to Win Market Share • Continue to innovate, bringing new and useful offerings to the space • Focusing on long term content per unit growth in all groups • Unlocking cross-selling opportunities through new acquisitions and partnerships 21

Strong Balance Sheet & Financial Flexibility FINANCIAL OVERVIEW Healthy balance sheet with ample liquidity enables execution of strategic priorities December 31, 2023 December 31, 2022 Cash and Cash Equivalents $66M $47M Remaining Availability under Revolving Credit Facility $245M $307M Net Debt/EBITDA (TTM)* 3.1x 1.6x Cash Provided by Operating Activities (YTD) $527M $603M * See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. 22

CapEx Acquisitions Dividends Repurchases Capital Deployment Strategy FINANCIAL OVERVIEW Reduce leverage Disciplined reinvestment to drive growth Acquisitions that align to strategy and financial targets Return capital to shareholders Attractive dividend yield Opportunistic share repurchases Target net debt / EBITDA leverage of 1.5x Historical Use of Cash Cash Priorities 23

Over 50 acquisitions in the last 20 years • Majority of last 20 acquisitions focused outside of North American RV industry Looking for: • Great leadership • Product innovation • Consistency with our core manufacturing disciplines • Niche markets • Favorable competitive landscape Typical synergies to improve EBITDA turns 2x • Purchasing power • Cross-selling opportunities • Capital infusion to drive growth (in m ill io ns ) Revenue Profile Organic Revenue Acquired Revenue 2019 2020 2021 2022 2023 $— $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Acquisition Strategy FINANCIAL OVERVIEW LCI’s acquisition strategy has driven significant, long-term revenue growth and further diversified the business 10.6% Organic CAGR Recent Acquisitions 24

Consolidated Financials APPENDIX ($ in millions except per share data) 2017 2018 2019 2020 2021 2022 2023 Net Sales $ 2,148 $ 2,476 $ 2,371 $ 2,796 $ 4,473 $ 5,207 $ 3,785 Operating Profit $ 214 $ 199 $ 200 $ 223 $ 398 $ 553 $ 123 % of Sales 10.0% 8.0% 8.4% 8.0% 8.9% 10.6% 3.3% Net Income $ 133 $ 149 $ 147 $ 158 $ 288 $ 395 $ 64 Diluted EPS $ 5.24 $ 5.83 $ 5.84 $ 6.27 $ 11.32 $ 15.48 $ 2.52 Cash Dividends (per share) $ 2.05 $ 2.35 $ 2.55 $ 2.80 $ 3.45 $ 4.05 $ 4.20 26

Balance Sheet APPENDIX *Debt increase in 2019, 2020, and 2021 due to funding acquisitions and liquidity for COVID-19 shutdowns. ($ in millions) 2017 2018 2019 2020 2021 2022 2023 Cash & Equivalents $ 26 $ 15 $ 35 $ 52 $ 63 $ 47 $ 66 Accounts Receivable 82 122 200 269 320 214 215 Inventory 275 341 394 494 1,096 1,030 768 Other Assets 563 766 1,234 1,483 1,809 1,956 1,910 Total Assets $ 946 $ 1,244 $ 1,863 $ 2,298 $ 3,288 $ 3,247 $ 2,959 Accounts Payable $ 79 $ 78 $ 99 $ 185 $ 282 $ 144 $ 184 Total Debt* 50 294 631 738 1,303 1,119 847 Other Liabilities 164 166 332 467 610 603 573 Total Liabilities $ 293 $ 538 $ 1,062 $ 1,390 $ 2,195 $ 1,866 $ 1,604 Total Equity $ 653 $ 706 $ 801 $ 908 $ 1,093 $ 1,381 $ 1,355 27

APPENDIX

Reconciliation of Non-GAAP Measures

EBITDA

($ in thousands)	Year Ended December 31,						
	2017	2018	2019	2020	2021	2022	2023
Net Income	$ 132,884	$ 148,551	$ 146,509	$ 158,440	$ 287,739	$ 394,974	$ 64,195
Interest Expense, Net	1,437	6,436	8,796	13,453	16,366	27,573	40,424
Provision for Income Taxes	79,960	43,801	44,905	51,041	94,305	130,481	18,809
Depreciation and Amortization	54,727	67,526	75,358	97,980	112,320	129,212	131,768
EBITDA	$ 269,008	$ 266,314	$ 275,568	$ 320,914	$ 510,730	$ 682,240	$ 255,196

EBITDA is a non-GAAP performance measure included to illustrate and improve comparability of its results from period to period. EBITDA is defined as net income before interest expense, provision for income taxes, and depreciation and amortization expense. The Company considers this non-GAAP measure in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies.

LCI INDUSTRIES 28

Leverage ratio (net debt to EBITDA) Reconciliation of Non-GAAP Measures APPENDIX The Leverage Ratio (or Net Debt to EBITDA ratio) is a non-GAAP measure of the use of debt. The Leverage Ratio is calculated by dividing the total of long-term indebtedness, plus current portion of long-term debt, less cash and cash equivalents, by EBITDA. EBITDA, which is also a non-GAAP financial measure, is defined as the trailing twelve months earnings before interest, taxes, depreciation, and amortization. The Company uses the Leverage Ratio (or Net Debt to EBITDA ratio) as a metric to assess liquidity and the flexibility of its balance sheet. Consistent with other liquidity metrics, the Company monitors the Leverage Ratio as a measure to determine the appropriate level of debt the Company believes is optimal to operate its business, and accordingly, to quantify debt capacity available for strategic capital allocation and deployment through investments in the business (capital expenditures, acquisitions, and strategic investments) and for returning capital to the shareholders (dividends and share repurchases). The priorities for capital allocation and deployment will change as circumstances dictate for the business, and the Leverage Ratio can be significantly impacted by the amount and timing of large expenditures requiring debt financing, as well as changes in profitability. The Leverage Ratio is a non-GAAP measure and should not be considered an alternative to cash flows provided by operating activities as a measure of liquidity. The Company's calculation of the Leverage Ratio may differ from similar calculations used by other companies, and therefore, comparability may be limited. The GAAP measure of Total Debt to Net Income ratio is calculated by dividing total debt by net income. As of and for the Twelve Months Ended ($ in millions) December 31, 2023 December 31, 2022 Long-term Indebtedness $ 847 $ 1,096 Current Portion of Long-Term Debt 1 23 Total Debt 848 1,119 Less: Cash and Cash Equivalents 66 47 Net Debt $ 782 $ 1,072 Net Income, as reported GAAP $ 64 $ 395 Add back: Interest Expense, Net 40 28 Income Taxes 19 130 Depreciation and Amortization 132 129 EBITDA $ 255 $ 682 Net Debt to EBITDA Ratio 3.1 x 1.6 x Total Debt to Net Income Ratio 13.3 x 2.8 x 29

Free cash flow Reconciliation of Non-GAAP Measures APPENDIX Free cash flow is a non-GAAP measure of liquidity, calculated by subtracting capital expenditures from net cash flows provided by operating activities. The Company considers free cash flow to be a profitability and liquidity measure that provides useful information to management and investors about the amount of cash generated by the business after necessary capital expenditures. A limitation of the utility of free cash flow as a measure of the Company's financial performance and liquidity is that it does not represent the total increase or decrease in the Company's cash balance for the period. In addition, it is important to note that other companies, including companies in the same industry, may not use free cash flow, may calculate free cash flow in a different manner than the Company does, or may use other financial measures to evaluate their performance, all of which could reduce the usefulness of free cash flow as a comparative measure. A reconciliation of free cash flow to net cash flows provided by operating activities, the most directly comparable financial measure calculated and presented in accordance with GAAP, is provided above. ($ in millions) 2018 2019 2020 2021 2022 2023 Net Cash Flows Provided by (Used in) Operating Activities $ 156.6 $ 269.5 $ 231.4 $ (111.6) $ 602.5 $ 527.2 Less: Capital Expenditures 119.8 58.2 57.3 98.5 130.6 62.2 Free Cash Flow $ 36.8 $ 211.3 $ 174.1 $ (210.1) $ 471.9 $ 465.0 30

APPENDIX 31